RESTRICTED CASH IN ESCROW	12 Months Ended
Dec. 31, 2010
Restricted Cash In Escrow [Abstract]
Restricted Cash In Escrow Disclosure [Text Block]
NOTE 4- RESTRICTED CASH IN ESCROW

Under the terms of the escrow agreement established in connection with the October 2008 financing, certain amounts were to be withheld to pay legal, accounting and placement agent fees as well as to pay for investor relations activities that commenced upon receiving an effective registration of the Company’s stock and an initial quotation on the OTC Bulletin Board.

During the fourth quarter of 2009, $60,000 was released to pay for investor relations activities. Additionally, $103,333 was released in 2010 to pay for investor relations and accounting expenses. There is no balance in the escrow account as of December 31, 2010.